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                                                                    EXHIBIT 99.2

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Annual Report on Form 10-K of Energy West Incorporated for the fiscal year ended June 30, 2002, I, JoAnn S. Hogan, Chief Financial Officer of Energy West Incorporated, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) such Annual Report on Form 10-K for the fiscal year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Annual Report on Form 10-K for the fiscal year ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Energy West Incorporated.


Date: September 30, 2002                           /s/ JoAnn S. Hogan
                                                   -----------------------------
                                                   JoAnn S. Hogan
                                                   Assistant Vice-President,
                                                   Treasurer (Principal
                                                   Financial Officer)